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                                                                   EXHIBIT 10.8e

                              ADDENDUM TO SUBLEASE


         WHEREAS Smitty's Super Valu, Inc. as Landlord as Landlord and Schwan Brothers Properties as Tenant, entered into a Sublease dated as of August 1, 1984 for real property located at 16th Street and Pima Street in the City of Phoenix, Maricopa County, Arizona, (the "Sublease"); and

         WHEREAS the parties desire to amend the Sublease;

         NOW THEREFORE it is agreed as follows:

         In the event The Arizona Bank, as creditor under that Deed of Trust entered into between The Arizona Bank and Schwan Brothers Properties on the _____ day of January, 1985 secured against the subleased property, forecloses said Deed of Trust, The Arizona Bank shall have the right to attorn to Smitty's Super Valu, Inc. and perform all Tenant obligations under the Sublease and Smitty's Super Valu, Inc. shall recognize The Arizona Bank as Tenant under the Sublease.


                                                  Executed at Phoenix, Arizona
                                                  this 21st day of January,
                                                  1985.

                                                  SMITTY'S SUPER VALU, INC.


                                                  By: /s/ Stanley J. English
                                                      ------------------------
                                                      Vice President


                                                  SCHWAN BROTHERS PROPERTIES


                                                  By: /s/ Jos. P. Schwan
                                                      ------------------------
                                                      Partner


                                                  By: /s/ Anthony V. Schwan
                                                      ------------------------
                                                      Partner

The Arizona Bank


By: /s/ James S. Anderson
    --------------------------
Its: Vice President
    --------------------------